                                                                   EXHIBIT 99.13


                               ABS NEW TRANSACTION



                             COMPUTATIONAL MATERIALS

                           $752,333,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-WMC2



                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                MASTER SERVICER

                               HSBC BANK USA, N.A.
                                     TRUSTEE



                                  MAY 17, 2005

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance      $397,152,569
Aggregate Original Principal Balance         $397,880,330
Number of Mortgage Loans                        2,547

                                  MINIMUM       MAXIMUM        AVERAGE (1)
                                  -------       -------        -----------
Original Principal Balance        $13,580      $608,000         $156,215
Outstanding Principal Balance     $13,566      $607,095         $155,930

                                  MINIMUM       MAXIMUM    WEIGHTED AVERAGE (2)
                                  -------       -------    --------------------
Original Term (mos)                 120          360              345
Stated remaining Term (mos)         117          359              343
Loan Age (mos)                       1            11               2
Current Interest Rate             4.500%       12.875%           7.057%
Initial Interest Rate Cap         1.000%        3.900%           2.647%
Periodic Rate Cap                 1.000%        2.000%           1.002%
Gross Margin                      2.775%        8.000%           6.340%
Maximum Mortgage Rate             11.000%      16.925%          13.305%
Minimum Mortgage Rate             4.500%       10.425%           6.805%
Months to Roll                      13            58               23
Original Loan-to-Value             9.77%       100.00%           81.61%
Credit Score (3)                    500          805              637

                                  EARLIEST        LATEST
                                  --------        ------
Maturity Date                   02/01/2015      04/01/2035

                                PERCENT OF                              PERCENT OF
LIEN POSITION                  MORTGAGE POOL  YEAR OF ORIGINATION      MORTGAGE POOL
                               -------------                           -------------
1st Lien                              93.00%  2004                               6.71%
2nd Lien                                7.00  2005                               93.29

OCCUPANCY                                     LOAN PURPOSE
Primary                               93.37%  Purchase                          50.63%
Second Home                             2.77  Refinance - Rate/Term               5.25
Investment                              3.86  Refinance - Cashout                44.12

LOAN TYPE                                     PROPERTY TYPE
Fixed Rate                            16.43%  Single Family                     66.67%
ARM                                    83.57  Condominium                        10.05
                                              Two- to Four-Family                10.30
AMORTIZATION TYPE                             Manufactured Housing                0.00
Fully Amortizing                      78.09%  Planned Unit Development           12.98
Interest Only                          15.00
Balloon                                 6.91


(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                              NUMBER     AGGREGATE                             WEIGHTED    AVERAGE   WEIGHTED   PERCENT
                                OF       PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   FULL OR
RANGE OF                     MORTGAGE     BALANCE        MORTGAGE     AVERAGE   CREDIT     BALANCE   ORIGINAL  ALTERNATIVE  PERCENT
MORTGAGE RATES                 LOANS    OUTSTANDING        POOL       COUPON     SCORE   OUTSTANDING    LTV        DOC        IO
--------------                 -----    -----------        ----       ------     -----   -----------    ---        ---        --
5.500% or less                    66      $13,979,365       3.52%     5.346%      666     $211,809     77.80%    79.47%     42.82%
5.501% to 6.000%                 250       54,765,618       13.79      5.861      658      219,062      78.59     57.15      31.83
6.001% to 6.500%                 371       80,649,016       20.31      6.330      646      217,383      78.59     50.47      23.92
6.501% to 7.000%                 472       97,402,774       24.53      6.814      643      206,362      79.80     38.83      11.24
7.001% to 7.500%                 279       52,855,233       13.31      7.321      626      189,445      82.01     40.70       8.02
7.501% to 8.000%                 261       42,905,541       10.80      7.774      608      164,389      83.16     48.35       3.04
8.001% to 8.500%                 121       15,921,530        4.01      8.275      608      131,583      85.01     49.23       2.33
8.501% to 9.000%                 106       10,673,618        2.69      8.784      586      100,695      85.92     65.73       0.00
9.001% to 9.500%                  82        5,257,999        1.32      9.387      625       64,122      91.73     49.97       0.00
9.501% to 10.000%                234       10,403,648        2.62      9.900      642       44,460      98.42     49.19       0.00
10.001% to 10.500%                91        4,003,710        1.01     10.380      644       43,997      99.62     48.05       0.00
10.501% to 11.000%               128        5,249,622        1.32     10.891      630       41,013      99.48     41.10       0.00
11.001% to 11.500%                63        2,218,524        0.56     11.321      623       35,215      99.78     43.81       0.00
11.501% to 12.000%                17          669,195        0.17     11.954      628       39,364      99.44     12.83       0.00
12.001% to 12.500%                 5          183,229        0.05     12.369      610       36,646      99.33     26.11       0.00
12.501% to 13.000%                 1           13,946        0.00     12.875      561       13,946     100.00    100.00       0.00
                               -----     ------------     -------     ------      ---     --------     ------    ------     ------
TOTAL:                         2,547     $397,152,569     100.00%     7.057%      637     $155,930     81.61%    48.09%     15.00%
                               =====     ============     =======     ======      ===     ========     ======    ======     ======


As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.500% per annum to 12.875% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.057% per annum.



REMAINING MONTHS TO STATED MATURITY

                              NUMBER     AGGREGATE                             WEIGHTED    AVERAGE   WEIGHTED   PERCENT
                                OF       PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   FULL OR
RANGE OF                     MORTGAGE     BALANCE        MORTGAGE     AVERAGE   CREDIT     BALANCE   ORIGINAL  ALTERNATIVE  PERCENT
REMAINING TERMS (MONTHS)       LOANS    OUTSTANDING        POOL       COUPON     SCORE   OUTSTANDING    LTV       DOC          IO
------------------------       -----    -----------        ----       ------     -----   -----------    ---       ---          --
109 to 120                         1         $108,526       0.03%     6.550%      711     $108,526     85.00%   100.00%      0.00%
169 to 180                       709       31,634,607        7.97      9.669      655       44,619      96.36     51.81       0.00
229 to 240                         6          927,755        0.23      6.518      686      154,626      64.76     88.45       0.00
289 to 300                         2          394,897        0.10      6.483      654      197,448      65.49    100.00       0.00
349 to 360                     1,829      364,086,785       91.67      6.832      635      199,063      80.39     47.59      16.36
                               -----     ------------     -------     ------      ---     --------     ------    ------     ------
TOTAL:                         2,547     $397,152,569     100.00%     7.057%      637     $155,930     81.61%    48.09%     15.00%
                               =====     ============     =======     ======      ===     ========     ======    ======     ======


As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 117 months to 359 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 343 months.



ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                              NUMBER     AGGREGATE                             WEIGHTED    AVERAGE   WEIGHTED   PERCENT
                                OF       PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   FULL OR
RANGE OF ORIGINAL MORTGAGE   MORTGAGE     BALANCE        MORTGAGE     AVERAGE   CREDIT     BALANCE   ORIGINAL  ALTERNATIVE  PERCENT
LOAN PRINCIPAL BALANCES        LOANS    OUTSTANDING        POOL       COUPON     SCORE   OUTSTANDING    LTV       DOC          IO
-----------------------        -----    -----------        ----       ------     -----   -----------    ---       ---          --
$50,000 or less                  471      $14,797,015       3.73%    10.069%      648      $31,416     98.70%    55.86%      0.00%
$50,001 to $100,000              460       32,289,410        8.13      8.496      642       70,194      88.01     58.02       2.10
$100,001 to $150,000             409       51,200,572       12.89      7.040      628      125,185      79.81     59.85       8.26
$150,001 to $200,000             365       64,210,855       16.17      6.864      629      175,920      79.67     53.85       6.79
$200,001 to $250,000             298       67,028,091       16.88      6.793      634      224,926      79.62     46.11      16.73
$250,001 to $300,000             273       74,691,983       18.81      6.690      641      273,597      79.83     43.89      21.13
$300,001 to $350,000             194       62,749,692       15.80      6.628      644      323,452      81.36     38.15      29.06
$350,001 to $400,000              58       21,143,571        5.32      6.757      639      364,544      82.52     36.31      21.93
$400,001 to $450,000              11        4,650,020        1.17      6.946      655      422,729      83.95     36.53       9.36
$450,001 to $500,000               2          937,537        0.24      7.435      623      468,768      77.41      0.00       0.00
$500,001 to $550,000               1          512,200        0.13      7.275      599      512,200      90.00      0.00       0.00
$550,001 to $600,000               3        1,733,962        0.44      7.180      608      577,987      82.82     31.89       0.00
$600,001 to $650,000               2        1,207,661        0.30      7.351      667      603,831      86.14    100.00       0.00
                               -----     ------------     -------     ------      ---     --------     ------    ------     ------
TOTAL:                         2,547     $397,152,569     100.00%     7.057%      637     $155,930     81.61%    48.09%     15.00%
                               =====     ============     =======     ======      ===     ========     ======    ======     ======


As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $13,566 to approximately $607,095 and the average outstanding principal balance of the Mortgage Loans was approximately $155,930.

PRODUCT TYPES

                              NUMBER     AGGREGATE                             WEIGHTED    AVERAGE   WEIGHTED   PERCENT
                                OF       PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   FULL OR
                             MORTGAGE     BALANCE        MORTGAGE     AVERAGE   CREDIT     BALANCE   ORIGINAL  ALTERNATIVE  PERCENT
PRODUCT TYPES                  LOANS    OUTSTANDING        POOL       COUPON     SCORE   OUTSTANDING    LTV       DOC          IO
-------------                  -----    -----------        ----       ------     -----   -----------    ---       ---          --
10 Year Fixed Loans                1         $108,526       0.03%     6.550%      711     $108,526     85.00%   100.00%      0.00%
15 Year Fixed Loans               41        4,191,625        1.06      6.839      646      102,235      74.19     68.42       0.00
20 Year Fixed Loans                6          927,755        0.23      6.518      686      154,626      64.76     88.45       0.00
25 Year Fixed Loans                2          394,897        0.10      6.483      654      197,448      65.49    100.00       0.00
30 Year Fixed Loans              193       32,204,431        8.11      7.082      636      166,862      77.82     57.92       0.00
2/28 LIBOR Loans               1,520      308,943,862       77.79      6.810      635      203,253      80.83     46.34      19.28
3/27 LIBOR Loans                  73       15,077,727        3.80      6.802      629      206,544      77.58     47.22       0.00
5/25 LIBOR Loans                  43        7,860,764        1.98      6.707      634      182,808      78.86     55.29       0.00
Balloon Loans                    668       27,442,982        6.91     10.102      656       41,082      99.75     49.27       0.00
                               -----     ------------     -------     ------      ---     --------     ------    ------     ------
TOTAL:                         2,547     $397,152,569     100.00%     7.057%      637     $155,930     81.61%    48.09%     15.00%
                               =====     ============     =======     ======      ===     ========     ======    ======     ======



ADJUSTMENT TYPE

                              NUMBER     AGGREGATE                             WEIGHTED    AVERAGE   WEIGHTED   PERCENT
                                OF       PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   FULL OR
                             MORTGAGE     BALANCE        MORTGAGE     AVERAGE   CREDIT     BALANCE   ORIGINAL  ALTERNATIVE  PERCENT
ADJUSTMENT TYPE                LOANS    OUTSTANDING        POOL       COUPON     SCORE   OUTSTANDING    LTV       DOC          IO
---------------                -----    -----------        ----       ------     -----   -----------    ---       ---          --
ARM                            1,636     $331,882,353      83.57%     6.807%      635     $202,862     80.63%    46.59%     17.95%
Fixed Rate                       911       65,270,216       16.43      8.324      646       71,647      86.56     55.72       0.00
                               -----     ------------     -------     ------      ---     --------     ------    ------     ------
TOTAL:                         2,547     $397,152,569     100.00%     7.057%      637     $155,930     81.61%    48.09%     15.00%
                               =====     ============     =======     ======      ===     ========     ======    ======     ======



AMORTIZATION TYPE

                              NUMBER     AGGREGATE                             WEIGHTED    AVERAGE   WEIGHTED   PERCENT
                                OF       PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   FULL OR
                             MORTGAGE     BALANCE        MORTGAGE     AVERAGE   CREDIT     BALANCE   ORIGINAL  ALTERNATIVE  PERCENT
AMORTIZATION TYPE              LOANS    OUTSTANDING        POOL       COUPON     SCORE   OUTSTANDING    LTV       DOC          IO
-----------------              -----    -----------        ----       ------     -----   -----------    ---       ---          --
Fully Amortizing               1,637     $310,142,804      78.09%     6.937%      631     $189,458     79.99%    46.25%      0.00%
Balloon                          668       27,442,982        6.91     10.102      656       41,082      99.75     49.27       0.00
60 Month Interest-Only           242       59,566,784       15.00      6.279      657      246,144      81.70     57.13     100.00
                               -----     ------------     -------     ------      ---     --------     ------    ------     ------
TOTAL:                         2,547     $397,152,569     100.00%     7.057%      637     $155,930     81.61%    48.09%     15.00%
                               =====     ============     =======     ======      ===     ========     ======    ======     ======

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                              NUMBER     AGGREGATE                             WEIGHTED    AVERAGE   WEIGHTED   PERCENT
                                OF       PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   FULL OR
                             MORTGAGE     BALANCE        MORTGAGE     AVERAGE   CREDIT     BALANCE   ORIGINAL  ALTERNATIVE  PERCENT
GEOGRAPHIC DISTRIBUTION        LOANS    OUTSTANDING        POOL       COUPON     SCORE   OUTSTANDING    LTV       DOC          IO
-----------------------        -----    -----------        ----       ------     -----   -----------    ---       ---          --
Alabama                            2         $212,554       0.05%     6.535%      646     $106,277     90.00%    64.92%      0.00%
Arizona                           67        8,387,688        2.11      7.273      625      125,189      85.38     73.03      13.42
Arkansas                           1           46,699        0.01      9.050      615       46,699      85.00    100.00       0.00
California                       786      158,539,222       39.92      6.758      643      201,704      79.74     42.25      25.49
Colorado                          36        3,948,516        0.99      7.399      609      109,681      85.85     61.69      18.78
Connecticut                       47        6,347,802        1.60      7.144      633      135,060      81.52     44.91       2.14
Delaware                           2          363,586        0.09      8.561      600      181,793      90.68     37.90       0.00
District of Columbia              11        2,063,281        0.52      7.228      619      187,571      81.89     47.04      44.17
Florida                          173       22,825,543        5.75      7.228      636      131,940      83.71     60.70      13.24
Georgia                           16        2,039,264        0.51      7.708      622      127,454      82.55     52.15      27.93
Idaho                             11        1,097,330        0.28      7.053      660       99,757      79.50     22.73       0.00
Illinois                          94       12,582,756        3.17      7.217      629      133,859      81.91     44.34       3.20
Indiana                           15        1,470,851        0.37      7.368      623       98,057      88.74     79.54       0.00
Iowa                               2          299,726        0.08      6.878      638      149,863      90.21    100.00       0.00
Kansas                             7          875,108        0.22      7.020      702      125,015      83.25     36.08       0.00
Kentucky                           8          583,487        0.15      7.545      601       72,936      88.67     65.98       0.00
Louisiana                         34        3,678,774        0.93      7.734      603      108,199      83.83     65.51       0.00
Maine                              5          409,853        0.10      7.646      604       81,971      81.96     65.51       0.00
Maryland                         120       17,227,767        4.34      7.273      630      143,565      83.23     54.62      10.47
Massachusetts                     31        5,702,284        1.44      6.835      656      183,945      81.76     48.29       3.49
Michigan                          19        2,099,021        0.53      7.368      606      110,475      84.19     72.99       0.00
Minnesota                          6        1,182,448        0.30      7.367      638      197,075      88.97     84.59       0.00
Mississippi                        8          694,645        0.17      8.455      612       86,831      87.75     54.12       0.00
Missouri                          26        1,902,545        0.48      7.343      616       73,175      85.00     68.45       0.00
Montana                            8        1,098,304        0.28      7.149      651      137,288      86.44     88.66       0.00
Nevada                            53        9,065,142        2.28      6.946      646      171,040      83.97     54.84      25.02
New Hampshire                     22        3,262,460        0.82      7.103      630      148,294      84.81     60.68       5.91
New Jersey                        98       20,108,779        5.06      7.061      624      205,192      80.77     39.75       2.89
New Mexico                        11        1,011,902        0.25      7.282      628       91,991      76.78     66.27       0.00
New York                         137       30,576,208        7.70      6.977      645      223,184      79.80     33.32       2.12
North Carolina                    34        3,335,241        0.84      7.670      618       98,095      83.77     59.14      16.19
Ohio                              34        3,108,928        0.78      7.552      616       91,439      86.90     74.37       3.22
Oklahoma                          19        1,701,737        0.43      7.907      599       89,565      85.94     69.11       0.00
Oregon                            21        2,439,464        0.61      6.766      643      116,165      80.33     40.06       0.00
Pennsylvania                      46        6,092,158        1.53      7.334      617      132,438      85.61     62.52      13.72
Rhode Island                      19        3,142,198        0.79      6.965      649      165,379      80.99     59.62       7.51
South Carolina                     7          603,287        0.15      7.425      618       86,184      88.53    100.00      17.58
South Dakota                       2          317,923        0.08      6.706      601      158,961      82.40     48.02       0.00
Tennessee                         26        2,284,333        0.58      7.066      634       87,859      85.97     68.74      12.40
Texas                            245       21,519,676        5.42      7.664      635       87,835      83.69     60.11       3.62
Utah                               9          701,020        0.18      7.279      649       77,891      85.41     45.61      19.26
Virginia                         120       18,754,539        4.72      7.435      639      156,288      82.31     39.43       9.27
Washington                        74        9,477,282        2.39      7.275      627      128,071      83.88     53.33      16.88
West Virginia                      4          269,072        0.07      7.864      608       67,268      79.57     23.75       0.00
Wisconsin                         26        3,061,009        0.77      7.520      636      117,731      84.67     71.67       6.75
Wyoming                            5          641,158        0.16      7.238      698      128,232      72.52     21.89       0.00
                               -----     ------------     -------     ------      ---     --------     ------    ------     ------
TOTAL:                         2,547     $397,152,569     100.00%     7.057%      637     $155,930     81.61%    48.09%     15.00%
                               =====     ============     =======     ======      ===     ========     ======    ======     ======

No more than approximately 0.55% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                              NUMBER     AGGREGATE                             WEIGHTED    AVERAGE   WEIGHTED   PERCENT
                                OF       PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   FULL OR
RANGE OF ORIGINAL            MORTGAGE     BALANCE        MORTGAGE     AVERAGE   CREDIT     BALANCE   ORIGINAL  ALTERNATIVE  PERCENT
LOAN-TO-VALUE RATIOS           LOANS    OUTSTANDING        POOL       COUPON     SCORE   OUTSTANDING    LTV       DOC          IO
--------------------           -----    -----------        ----       ------     -----   -----------    ---       ---          --
50.00% or less                    42       $6,555,805       1.65%     6.655%      633     $156,091     39.59%    48.78%      1.05%
50.01% to 55.00%                  25        4,056,820        1.02      6.922      605      162,273      52.85     51.07       3.70
55.01% to 60.00%                  33        5,972,376        1.50      7.038      583      180,981      58.18     43.56       4.10
60.01% to 65.00%                  40        7,476,336        1.88      6.535      625      186,908      62.93     67.07       0.00
65.01% to 70.00%                  55       12,486,710        3.14      6.628      612      227,031      68.76     44.97       2.08
70.01% to 75.00%                  84       18,895,059        4.76      6.778      607      224,941      73.66     36.45      11.63
75.01% to 80.00%               1,065      210,851,527       53.09      6.650      650      197,983      79.89     40.62      20.79
80.01% to 85.00%                 140       27,611,558        6.95      7.229      599      197,225      84.34     60.55       8.86
85.01% to 90.00%                 228       45,102,642       11.36      7.120      625      197,819      89.54     58.91      13.83
90.01% to 95.00%                 170       28,611,452        7.20      7.549      627      168,303      94.60     74.21      13.36
95.01% to 100.00%                665       29,532,286        7.44      9.832      658       44,409      99.90     52.26       1.03
                               -----     ------------     -------     ------      ---     --------     ------    ------     ------
TOTAL:                         2,547     $397,152,569     100.00%     7.057%      637     $155,930     81.61%    48.09%     15.00%
                               =====     ============     =======     ======      ===     ========     ======    ======     ======

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 9.77% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such



LOAN PURPOSE

                              NUMBER     AGGREGATE                             WEIGHTED    AVERAGE   WEIGHTED   PERCENT
                                OF       PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   FULL OR
                             MORTGAGE     BALANCE        MORTGAGE     AVERAGE   CREDIT     BALANCE   ORIGINAL  ALTERNATIVE  PERCENT
LOAN PURPOSE                   LOANS    OUTSTANDING        POOL       COUPON     SCORE   OUTSTANDING    LTV       DOC          IO
------------                   -----    -----------        ----       ------     -----   -----------    ---       ---          --
Purchase                       1,467     $201,092,707      50.63%     7.116%      656     $137,078     83.45%    41.18%     17.75%
Refinance - Cashout              962      175,228,222       44.12      6.977      618      182,150      79.43     53.63      12.24
Refinance - Rate Term            118       20,831,641        5.25      7.151      609      176,539      82.17     68.19      11.64
                               -----     ------------     -------     ------      ---     --------     ------    ------     ------
TOTAL:                         2,547     $397,152,569     100.00%     7.057%      637     $155,930     81.61%    48.09%     15.00%
                               =====     ============     =======     ======      ===     ========     ======    ======     ======



PROPERTY TYPE

                              NUMBER     AGGREGATE                             WEIGHTED    AVERAGE   WEIGHTED   PERCENT
                                OF       PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   FULL OR
                             MORTGAGE     BALANCE        MORTGAGE     AVERAGE   CREDIT     BALANCE   ORIGINAL  ALTERNATIVE  PERCENT
PROPERTY TYPE                  LOANS    OUTSTANDING        POOL       COUPON     SCORE   OUTSTANDING    LTV       DOC          IO
-------------                  -----    -----------        ----       ------     -----   -----------    ---       ---          --
Single Family                  1,777     $264,770,537      66.67%     7.068%      632     $148,999     81.35%    50.39%     13.84%
Condominium                      276       39,922,069       10.05      6.847      659      144,645      82.67     42.15      31.72
Two-to Four-Family               146       40,908,464       10.30      6.921      650      280,195      80.75     38.62       6.15
Planned Unit Development         348       51,551,499       12.98      7.270      634      148,136      82.80     48.40      15.02
                               -----     ------------     -------     ------      ---     --------     ------    ------     ------
TOTAL:                         2,547     $397,152,569     100.00%     7.057%      637     $155,930     81.61%    48.09%     15.00%
                               =====     ============     =======     ======      ===     ========     ======    ======     ======



DOCUMENTATION

                              NUMBER     AGGREGATE                             WEIGHTED    AVERAGE   WEIGHTED   PERCENT
                                OF       PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   FULL OR
                             MORTGAGE     BALANCE        MORTGAGE     AVERAGE   CREDIT     BALANCE   ORIGINAL  ALTERNATIVE  PERCENT
DOCUMENTATION                  LOANS    OUTSTANDING        POOL       COUPON     SCORE   OUTSTANDING    LTV       DOC          IO
-------------                  -----    -----------        ----       ------     -----   -----------    ---       ---          --
Full Documentation             1,315     $187,522,355      47.22%     6.976%      625     $142,603     82.61%   100.00%     17.76%
Streamlined Documentation        671       98,411,650       24.78      7.345      671      146,664      82.74      0.00       9.43
Stated Documentation             262       56,807,196       14.30      6.975      629      216,821      75.24      0.00       2.92
Limited Documentation            213       39,637,851        9.98      6.821      625      186,093      82.65      0.00      25.54
Lite Documentation                62       11,307,655        2.85      6.994      627      182,382      83.33      0.00      39.62
Full/Alt Documentation            24        3,465,861        0.87      7.477      613      144,411      82.03    100.00      21.09
                               -----     ------------     -------     ------      ---     --------     ------    ------     ------
TOTAL:                         2,547     $397,152,569     100.00%     7.057%      637     $155,930     81.61%    48.09%     15.00%
                               =====     ============     =======     ======      ===     ========     ======    ======     ======

OCCUPANCY

                              NUMBER     AGGREGATE                             WEIGHTED    AVERAGE   WEIGHTED   PERCENT
                                OF       PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   FULL OR
                             MORTGAGE     BALANCE        MORTGAGE     AVERAGE   CREDIT     BALANCE   ORIGINAL  ALTERNATIVE  PERCENT
OCCUPANCY                      LOANS    OUTSTANDING        POOL       COUPON     SCORE   OUTSTANDING    LTV       DOC          IO
---------                      -----    -----------        ----       ------     -----   -----------    ---       ---          --
Primary                        2,382     $370,839,567      93.37%     7.063%      634     $155,684     81.58%    47.96%     15.80%
Investment                        86       15,325,367        3.86      7.064      658      178,202      81.08     59.65       0.00
Second Home                       79       10,987,635        2.77      6.818      691      139,084      83.39     36.27       8.84
                               -----     ------------     -------     ------      ---     --------     ------    ------     ------
TOTAL:                         2,547     $397,152,569     100.00%     7.057%      637     $155,930     81.61%    48.09%     15.00%
                               =====     ============     =======     ======      ===     ========     ======    ======     ======

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.



MORTGAGE LOANS AGE SUMMARY

                              NUMBER     AGGREGATE                             WEIGHTED    AVERAGE   WEIGHTED   PERCENT
                                OF       PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   FULL OR
MORTGAGE LOANS AGE           MORTGAGE     BALANCE        MORTGAGE     AVERAGE   CREDIT     BALANCE   ORIGINAL  ALTERNATIVE  PERCENT
(MONTHS)                       LOANS    OUTSTANDING        POOL       COUPON     SCORE   OUTSTANDING    LTV       DOC          IO
------------------             -----    -----------        ----       ------     -----   -----------    ---       ---          --
1                                  5         $442,065       0.11%     7.925%      677      $88,413     84.81%    33.31%      0.00%
2                              1,634      253,038,370       63.71      7.052      636      154,858      81.45     47.55      14.78
3                                743      117,601,754       29.61      7.038      639      158,280      81.75     49.15      15.20
4                                138       21,509,390        5.42      7.109      639      155,865      82.06     42.65      17.50
5                                 20        3,726,864        0.94      7.496      631      186,343      85.93     86.35      12.18
6                                  1          165,241        0.04      5.625      668      165,241      80.00      0.00       0.00
7                                  1           87,750        0.02      7.625      603       87,750      75.00    100.00     100.00
8                                  2          238,505        0.06      8.028      618      119,252      83.97    100.00       0.00
9                                  1           28,898        0.01     10.750      658       28,898     100.00      0.00       0.00
10                                 1          138,820        0.03      6.990      713      138,820      80.00      0.00       0.00
11                                 1          174,914        0.04      7.500      568      174,914      60.00      0.00       0.00
                               -----     ------------     -------     ------      ---     --------     ------    ------     ------
TOTAL:                         2,547     $397,152,569     100.00%     7.057%      637     $155,930     81.61%    48.09%     15.00%
                               =====     ============     =======     ======      ===     ========     ======    ======     ======

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 2 months.



ORIGINAL PREPAYMENT PENALTY TERM

                              NUMBER     AGGREGATE                             WEIGHTED    AVERAGE   WEIGHTED   PERCENT
                                OF       PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   FULL OR
ORIGINAL PREPAYMENT          MORTGAGE     BALANCE        MORTGAGE     AVERAGE   CREDIT     BALANCE   ORIGINAL  ALTERNATIVE  PERCENT
PENALTY TERM                   LOANS    OUTSTANDING        POOL       COUPON     SCORE   OUTSTANDING    LTV       DOC          IO
-------------------            -----    -----------        ----       ------     -----   -----------    ---       ---          --
None                             866     $119,936,314      30.20%     7.296%      637     $138,495     82.19%    45.91%      7.09%
12 Months                         94       16,419,579        4.13      6.994      638      174,676      78.66     45.47      13.70
24 Months                      1,386      233,134,223       58.70      6.921      636      168,207      81.91     48.65      20.94
36 Months                        201       27,662,453        6.97      7.200      640      137,624      78.26     54.41       0.00
                               -----     ------------     -------     ------      ---     --------     ------    ------     ------
TOTAL:                         2,547     $397,152,569     100.00%     7.057%      637     $155,930     81.61%    48.09%     15.00%
                               =====     ============     =======     ======      ===     ========     ======    ======     ======

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 24 months.

CREDIT SCORES

                              NUMBER     AGGREGATE                             WEIGHTED    AVERAGE   WEIGHTED   PERCENT
                                OF       PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   FULL OR
                             MORTGAGE     BALANCE        MORTGAGE     AVERAGE   CREDIT     BALANCE   ORIGINAL  ALTERNATIVE  PERCENT
RANGE OF CREDIT SCORES         LOANS    OUTSTANDING        POOL       COUPON     SCORE   OUTSTANDING    LTV       DOC          IO
----------------------         -----    -----------        ----       ------     -----   -----------    ---       ---          --
500                                4         $473,488       0.12%     8.108%      500     $118,372     76.14%    87.45%      0.00%
501 to 525                        58       11,033,262        2.78      8.084      514      190,229      79.29     72.22       0.00
526 to 550                        77       13,812,458        3.48      7.670      539      179,383      75.89     70.39       0.00
551 to 575                       127       22,652,221        5.70      7.568      564      178,364      79.50     62.48       1.26
576 to 600                       335       46,314,247       11.66      7.177      588      138,251      81.15     70.11       8.00
601 to 625                       487       76,324,309       19.22      7.013      613      156,723      82.09     51.90      20.15
626 to 650                       484       74,607,332       18.79      7.071      638      154,147      82.57     41.87      13.09
651 to 675                       377       59,716,041       15.04      6.865      662      158,398      81.36     35.43      20.74
676 to 700                       266       41,604,301       10.48      6.806      687      156,407      82.55     38.40      18.63
701 to 725                       169       25,103,903        6.32      6.862      712      148,544      83.32     35.50      15.32
726 to 750                        96       15,181,117        3.82      6.784      736      158,137      83.26     33.91      25.98
751 to 775                        33        5,620,231        1.42      6.701      764      170,310      81.54     32.06      28.62
776 to 800                        29        3,992,433        1.01      6.423      786      137,670      74.89     59.01      16.40
801 to 805                         5          717,228        0.18      7.262      804      143,446      85.43      8.21      32.90
                               -----     ------------     -------     ------      ---     --------     ------    ------     ------
TOTAL:                         2,547     $397,152,569     100.00%     7.057%      637     $155,930     81.61%    48.09%     15.00%
                               =====     ============     =======     ======      ===     ========     ======    ======     ======

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 805 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 637.



CREDIT GRADE

                              NUMBER     AGGREGATE                             WEIGHTED    AVERAGE   WEIGHTED   PERCENT
                                OF       PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   FULL OR
                             MORTGAGE     BALANCE        MORTGAGE     AVERAGE   CREDIT     BALANCE   ORIGINAL  ALTERNATIVE  PERCENT
CREDIT GRADE                   LOANS    OUTSTANDING        POOL       COUPON     SCORE   OUTSTANDING    LTV       DOC          IO
------------                   -----    -----------        ----       ------     -----   -----------    ---       ---          --
AA                               935     $170,392,020      42.90%     6.670%      683     $182,237     81.17%    37.24%     21.02%
A                                987      126,142,964       31.76      7.291      626      127,804      83.96     47.00      15.78
A-                               324       44,560,094       11.22      7.154      595      137,531      81.52     69.53       8.61
B+                               151       28,041,591        7.06      7.482      569      185,706      79.87     63.96       0.00
B                                135       24,943,017        6.28      7.772      536      184,763      76.41     71.25       0.00
C                                 15        3,072,884        0.77      7.777      559      204,859      69.04     50.29       0.00
                               -----     ------------     -------     ------      ---     --------     ------    ------     ------
TOTAL:                         2,547     $397,152,569     100.00%     7.057%      637     $155,930     81.61%    48.09%     15.00%
                               =====     ============     =======     ======      ===     ========     ======    ======     ======



GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                              NUMBER     AGGREGATE                             WEIGHTED    AVERAGE   WEIGHTED   PERCENT
                                OF       PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   FULL OR
RANGE OF                     MORTGAGE     BALANCE        MORTGAGE     AVERAGE   CREDIT     BALANCE   ORIGINAL  ALTERNATIVE  PERCENT
GROSS MARGINS                  LOANS    OUTSTANDING        POOL       COUPON     SCORE   OUTSTANDING    LTV       DOC          IO
-------------                  -----    -----------        ----       ------     -----   -----------    ---       ---          --
2.501% to 3.000%                   1         $275,382       0.08%     7.500%      607     $275,382     69.00%     0.00%      0.00%
4.001% to 4.500%                   5          705,069        0.21      6.217      650      141,014      65.45     40.06      21.27
4.501% to 5.000%                 114       21,252,776        6.40      6.458      651      186,428      79.43     49.17      27.70
5.001% to 5.500%                 181       37,693,670       11.36      6.017      649      208,252      79.06     62.06      35.92
5.501% to 6.000%                 309       64,581,103       19.46      6.397      644      209,000      78.87     53.28      23.87
6.001% to 6.500%                 368       78,057,142       23.52      6.708      642      212,112      80.09     38.47      17.86
6.501% to 7.000%                 304       65,160,381       19.63      7.040      631      214,343      80.98     38.81       9.22
7.001% to 7.500%                 187       36,344,876       10.95      7.489      614      194,358      84.24     48.98       9.20
7.501% to 8.000%                 167       27,811,955        8.38      7.949      601      166,539      84.31     46.62       4.60
                               -----     ------------     -------     ------      ---     --------     ------    ------     ------
TOTAL:                         1,636     $331,882,353     100.00%     6.807%      635     $202,862     80.63%    46.59%     17.95%
                               =====     ============     =======     ======      ===     ========     ======    ======     ======

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 2.775% per annum to 8.000% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.340% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                              NUMBER     AGGREGATE                             WEIGHTED    AVERAGE   WEIGHTED   PERCENT
                                OF       PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   FULL OR
RANGE OF MAXIMUM             MORTGAGE     BALANCE        MORTGAGE     AVERAGE   CREDIT     BALANCE   ORIGINAL  ALTERNATIVE  PERCENT
MORTGAGE RATES                 LOANS    OUTSTANDING        POOL       COUPON     SCORE   OUTSTANDING    LTV       DOC          IO
----------------               -----    -----------        ----       ------     -----   -----------    ---       ---          --
11.500% or less                    2         $682,810       0.21%     4.754%      619     $341,405     85.07%   100.00%     50.75%
11.501% to 12.000%                55       12,610,328        3.80      5.386      664      229,279      78.12     74.90      44.72
12.001% to 12.500%               233       51,020,764       15.37      5.861      656      218,973      79.41     56.18      34.02
12.501% to 13.000%               328       72,491,161       21.84      6.330      646      221,010      78.99     48.86      26.71
13.001% to 13.500%               414       87,022,626       26.22      6.816      644      210,200      80.52     36.86      13.47
13.501% to 14.000%               249       47,369,043       14.27      7.320      624      190,237      81.70     39.73       7.31
14.001% to 14.500%               219       38,543,240       11.61      7.776      605      175,997      83.26     46.88       3.38
14.501% to 15.000%                63       11,685,787        3.52      8.281      586      185,489      84.10     43.89       3.17
15.001% to 15.500%                50        7,442,054        2.24      8.777      567      148,841      83.17     63.00       0.00
15.501% to 16.000%                15        1,980,499        0.60      9.287      560      132,033      80.92     51.46       0.00
16.001% to 16.500%                 6          859,413        0.26      9.706      546      143,235      88.30     51.21       0.00
16.501% to 17.000%                 2          174,627        0.05     10.231      541       87,313      95.00    100.00       0.00
                               -----     ------------     -------     ------      ---     --------     ------    ------     ------
TOTAL:                         1,636     $331,882,353     100.00%     6.807%      635     $202,862     80.63%    46.59%     17.95%
                               =====     ============     =======     ======      ===     ========     ======    ======     ======

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.000% per annum to 16.925% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.305% per



NEXT ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                              NUMBER     AGGREGATE                             WEIGHTED    AVERAGE   WEIGHTED   PERCENT
                                OF       PRINCIPAL      PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   FULL OR
NEXT RATE                    MORTGAGE     BALANCE        MORTGAGE     AVERAGE   CREDIT     BALANCE   ORIGINAL  ALTERNATIVE  PERCENT
ADJUSTMENT DATE                LOANS    OUTSTANDING        POOL       COUPON     SCORE   OUTSTANDING    LTV       DOC          IO
---------------                -----    -----------        ----       ------     -----   -----------    ---       ---          --

June 2006                          1         $174,914       0.05%     7.500%      568     $174,914     60.00%     0.00%      0.00%
September 2006                     1          190,665        0.06      7.000      618      190,665      79.98    100.00       0.00
October 2006                       1           87,750        0.03      7.625      603       87,750      75.00    100.00     100.00
November 2006                      1          165,241        0.05      5.625      668      165,241      80.00      0.00       0.00
December 2006                     13        3,038,835        0.92      7.240      639      233,757      86.59     84.08      14.94
January 2007                      86       17,401,224        5.24      6.895      636      202,340      81.56     39.14      21.63
February 2007                    433       87,258,184       26.29      6.847      637      201,520      81.76     45.51      20.48
March 2007                       982      200,291,319       60.35      6.780      634      203,963      80.30     46.78      18.67
April 2007                         2          335,730        0.10      7.151      677      167,865      80.00     29.76       0.00
July 2007                          1          138,820        0.04      6.990      713      138,820      80.00      0.00       0.00
January 2008                       2          235,309        0.07      6.620      606      117,654      89.72    100.00       0.00
February 2008                     24        5,539,068        1.67      7.001      612      230,794      76.08     45.42       0.00
March 2008                        46        9,164,531        2.76      6.683      638      199,229      78.14     47.67       0.00
January 2010                       2          200,913        0.06      6.403      635      100,457      84.79     44.23       0.00
February 2010                     14        2,777,273        0.84      6.911      615      198,377      78.22     50.76       0.00
March 2010                        27        4,882,578        1.47      6.603      644      180,836      78.98     58.32       0.00
                               -----     ------------     -------     ------      ---     --------     ------    ------     ------
TOTAL:                         1,636     $331,882,353     100.00%     6.807%      635     $202,862     80.63%    46.59%     17.95%
                               =====     ============     =======     ======      ===     ========     ======    ======     ======